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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): September 3, 2004

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

             (Exact Name of Registrant as Specified in the Charter)

------------------------------- ------------------------- ----------------------
           Delaware                      0-25198                 36-3973627
 (State or other jurisdiction     (Commission File No.)        (IRS Employer
      or incorporation)                                     Identification No.)
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                      Universal Automotive Industries, Inc.
                           11859 South Central Avenue
                              Alsip, Illinois 60803

                    (Address of principal executive offices)

                                 (708) 293-4050

              (Registrant's telephone number, including area code)

                                       N/A

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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[ ]     Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
----- --------------------------------------------------------------------------
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
----- --------------------------------------------------------------------------
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
----- --------------------------------------------------------------------------
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01         CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Universal Automotive Industries, Inc. (the "Company") dismissed Ernst & Young, LLP ("E&Y"), the Company's auditors since 2002, effective September 3, 2004. The decision to change accountants was recommended and approved by the Audit Committee and the Board of Directors of the Company. For the period including the prior two fiscal years and the interim period ending as of the date of termination (the "Reporting Period"), E&Y's report did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Reporting Period, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the Reporting Period, E&Y, did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist. During the Reporting Period, E&Y did not advise the Company that information had come to its attention that led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management. During the Reporting Period, E&Y did not advise the Company of the need to expand significantly the scope of its audit, or that information had come to its attention during the Reporting Period that if further investigated may (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements. During the Reporting Period, E&Y did not advise the Company that information had come to its attention that it had concluded materially impacted the fairness or reliability of either (x) a previously issued audit report or the underlying financial statements, or (y) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the E&Y's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

         The Company has provided E&Y with a copy of this disclosure on September 9, 2004. E&Y has provided the Company and the Securities and Exchange Commission with a letter, dated September 10, 2004, a copy of which is attached hereto as Exhibit 16.1 and incorporated herein by reference, stating that it agrees with the disclosures provided herein.

         The Company has engaged Blackman Kallick Bartelstein, LLP ("BKB") to serve as its independent auditing firm, effective September 3, 2004. The Company did not consult with BKB during the Reporting Period and/or prior to their engagement regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement with E&Y (there were none), or that was a reportable event by E&Y (there were none).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                                        /s/ Robert W. Zimmer
                                        ----------------------------------------
                                        Robert W. Zimmer Chief Financial Officer
Dated:  September 10, 2004




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                                  EXHIBIT INDEX

Exhibit Number          Description
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     16.1               Letter from Ernst & Young, LLP, dated September 10, 2004